UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 15, 2016
Date of Report (date of earliest event reported)

GIGPEAK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 15, 2016, GigPeak, Inc. (the “Company”) issued a press release announcing that it completed its previously announced public offering (the “Offering”) of shares of the Company’s common stock and the Underwriters in such Offering exercised in full the overallotment option granted to them in the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1*	Press Release dated June 15, 2016.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGPEAK, INC.

	By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: June 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated June 15, 2016.

*	Furnished herewith.